The Mexico Equity and Income Fund, Inc.
                                                                  March 21, 2003

DEAR FUND SHAREHOLDER,

We are pleased to present you with the unaudited financial statements of The Mexico Equity and Income Fund, Inc. (the "Fund") for the six months ended January 31, 2003. The Fund's net assets were $20,019,361 on January 31, 2003, as compared to $21,628,531 on July 31, 2002. As of January 31, 2003, the Fund had 2,473,504 shares outstanding, and the net asset value ("NAV") of each share was $8.09. The market price on that date was $7.34, which represents a discount to NAV of 9.27%. During the latest six-month period, the Fund's NAV has declined 7.44% and its discount has ranged between 0.37% and 13.43%. For the same period, The Bolsa IPC Index, in U.S. dollars, decreased 10.75% and the Dow Jones Industrial Average decreased 6.74%. As we have reported previously, we are pursuing with the U.S. Securities & Exchange Commission ("SEC") our proposal to issue put warrants to our shareholders. These warrants would be designed to enable you to receive NAV from time to time. We are hopeful that this matter will be resolved before our next shareholders letter. Of course, there can be no assurance as to when or whether such approvals will be obtained. While the Fund's current expense ratio of 2.69% is high, your Board of Directors continues to closely monitor expenses. If we are successful in obtaining the SEC's approval to issue the put warrants, we will then focus on increasing the Fund's asset base, which should lead to a lower expense ratio. Many economic factors and world events, including the Iraq situation and the price of oil, have negatively impacted the market prices of publicly traded securities. The Fund's portfolio has not been immune from such impact. As you know, the Fund's outlook is long-term and provides a vehicle for you to own Mexican securities. While the past performance of the Fund may not be predictive of future performance, it may be of interest to note that the Fund's cumulative returns for the past five and ten year periods, based on the NAV of the Fund's shares, have been -15.37% and 39.78% (assuming dividends reinvested), respectively. On behalf of the Board of Directors, we thank you for your continued support of the Fund. If you have any questions, please call our toll-fee number (866) 700-6104.

Sincerely yours,


Gerald Hellerman
President

                       This page intentionally left blank.

                     THE MEXICO EQUITY AND INCOME FUND, INC.

Report of the Investment Adviser

FOR THE SIX MONTHS ENDED JANUARY 31, 2003

Dear Fund Shareholder,

We are pleased to provide you with the report of the Investment adviser of The Mexico Equity and Income Fund, Inc. (the "Fund") for the semi-annual period ended January 31, 2003.


MEXICO'S ECONOMY: REVIEW AND OUTLOOK

During the semi-annual period ended January 31, 2003, the domestic market continued to register a weakening of its role as a driver of internal demand as the result of moderate increases in employment, as well as, slow advances in real wages. For the calendar year ended December 31, 2002, 1.97% growth in exports and 1.6% growth in the service sector led to higher levels of economic activity in 2002.

At the end of January, the international economic situation remained highly uncertain due to geopolitical risks. The growing likelihood of U.S military action in Iraq worries consumers, businessmen and investors alike. In Mexico, the peso's weakness in January grabbed financial headlines for most of the month, as the result of uncertainty surrounding a war, but also in view of the deterioration of expectations of structural reforms. Mexican economists are of the opinion that it is unlikely that Congress will approve an energy or fiscal reform in a special legislative session this year that could fundamentally support the Peso in the long term. The Mexican Peso depreciated 11.5% versus the U.S. Dollar, closing at MXP$ 10.91 and 28-day CETES (Mexican Treasury Bills) increased by 240 basis points to approximately 9.0% from 6.7% during the six-month period.

The Mexican economy grew 0.9% in 2002, which was lower than the projected growth rate of 1.7%. Consumer inflation for the year 2002 was 5.7%, which was above the 4.5% target of the Central Bank.

FUND UPDATES

The Fund's toll-free phone number is (866) 700-6104.

TRACKING THE FUND'S NAV

The Fund's net asset value (NAV) is calculated daily and published in THE WALL STREET JOURNAL every Monday under the heading "Closed End Funds." The Fund's net asset value is also published in BARRON'S on Saturdays and in THE NEW YORK TIMES on Mondays. The Fund is listed on the New York Stock Exchange under the ticker symbol MXE.

                    THE MEXICO EQUITY AND INCOME FUND, INC.




THE MEXICAN STOCK MARKET

For the six-month period ending January 31, 2003, the Bolsa IPC Index decreased 10.8% in dollar terms, with sharp increases and decreases illustrated by an "M" shape pattern. The Bolsa IPC Index is an equity only index, while the Fund actively invests in equity and fixed income securities.


THE FUND'S PERFORMANCE

For the six-month period ending on January 31, 2003, the Fund's net asset value
(NAV) per share decreased 7.4% in dollar terms, outperforming the Bolsa IPC Index by 340 basis points. For the same period, The Fund's common share market price decreased 7.7%. The Fund's common share market price discount to that of its NAV stood at 9.3% at the end of January 2003. As a reference, the Fund's NAV per share lost 13.5% in the calendar year ended December 31, 2002, which outperformed the Bolsa IPC index by 160 basis points. In comparison, for the same period, the Bolsa IPC Index outperformed the U.S. and other Latin American markets. The Dow Jones Industrial Average lost 16.8%; the NASDAQ Composite fell 31.5%; Brazil's Bovespa Index lost 45.7%; Argentina's Merval Index lost 46.6%; Venezuela's Indice Bursatil de Caracas lost 32.7%; and Chile's IPSA Index lost 22.4%.


PORTFOLIO STRATEGY

During the six months ending January 31, 2003, the Fund's investment strategy continued to carefully focus on appropriate stock selections and a more diversified portfolio in equities and fixed income securities.

     o The Fund's equity allocation for the period included the common stocks of companies in the mining industry (gold, silver and copper) which were added to the portfolio in November as a hedge to the Mexican Peso exposure. It also included undervalued companies that are restructuring their debt and focusing their business segments on growth and companies that are considered leaders in their core businesses.
     o The 17.2% fixed income allocation, on a monthly average, hedged the Fund from a high correlation to the Bolsa IPC Index performance for the six-month period ended January 31, 2003. The Government long-term bonds with coupon rates in the range of 14.0% with yield to maturity of approximately 10% were added to the portfolio in October because we believed that the end of 2002 was going to be adverse to the equity market.
     o As of January 31, 2003 the Fund's investment allocation, illustrated as a percentage of net assets was approximately 84% in common stocks and approximately 15% in debt securities with short-term and long-term maturities.

                     THE MEXICO EQUITY AND INCOME FUND, INC.




CONCLUSION AND OUTLOOK

The end of January was marked by heightened international tensions over the possibility of U.S. military intervention in Iraq. The Fund's investment strategy will continue to be to adhere to its principles and offer investors diversified access to the Mexican market. Adherence to this strategic principle has been beneficial to the Fund's stockholders in the long term. The Fund's equity allocation will continue to focus on internationally competitive Mexican Blue Chip companies, which are characterized by leading products, strong balance sheets and quality management. The Fund's equity allocation also includes companies with debt restructuring and leaders in all of its core businesses that are focusing on growth.

The main catalyst for Mexico's economic recovery in the year 2003 continues to be the government's fiscal discipline and the approval of structural reforms. The market consensus projects that the Mexican economy could register approximately 3.2% as its economic growth rate in 2003. If this is coupled with productive discussions in Congress that translate into the approval of structural reforms, the Bolsa IPC index may likely perform better in the next reporting period.

As always, we thank you for your continued confidence in the portfolio management of The Mexico Equity and Income Fund, Inc. We look forward to continuing to provide you with an investment vehicle that will assist you in achieving your investment goals.

Sincerely,


Eugenia Pichardo Portfolio Manager Clemente Capital, Inc.

THE DISCUSSION ABOVE REFLECTS THE OPINIONS OF THE PORTFOLIO MANAGER. THESE OPINIONS ARE SUBJECT TO CHANGE AND ANY FORECASTS MADE CANNOT BE GUARANTEED. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. SECTOR ALLOCATIONS AND FUND HOLDINGS ARE SUBJECT TO CHANGE AND ARE NOT RECOMMENDATIONS TO BUY OR SELL ANY SECURITY. PLEASE REFERENCE THE FOLLOWING ANNUAL REPORT FOR MORE COMPLETE FUND INFORMATION. THE RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                    THE MEXICO EQUITY AND INCOME FUND, INC.

Schedule of Investments                                                                    JANUARY 31, 2003
                                                                                                (UNAUDITED)

MEXICO - 100.84%                                                            SHARES                  VALUE
-----------------------------------------------------------------------------------------------------------
COMMON STOCKS - 83.80%

COMMUNICATIONS - 23.09%
America Movil, S.A. de C.V. - Class L ...................................     91,300            $ 1,286,417
America Telecom, S.A. de C.V. - Class A1* ...............................    563,700                330,630
Carso Global Telecom, S.A. de C.V. - Class A1* ..........................  1,685,351              1,701,672
Telefonos de Mexico, S.A. de C.V. - Class L .............................    868,700              1,303,708
                                                                                                -----------
                                                                                                  4,622,427
                                                                                                -----------
CONSTRUCTION - 4.84%
Cemex, S.A. de C.V. CPO* ................................................     24,900                 94,508
Consorcio ARA, S.A. de C.V.* ............................................    473,500                699,743
Corporacion GEO, S.A. de C.V. - Class B* ................................    100,000                174,400
                                                                                                -----------
                                                                                                    968,651
                                                                                                -----------
ENTERTAINMENT - 1.91%
Corporacion Interamericana de Entretenimiento, S.A. de C.V. - Class B* ..    252,300                383,273
                                                                                                -----------
FINANCIAL GROUPS - 14.24%
Grupo Financiero BBVA Bancomer, S.A. de C.V. - Class B* .................  1,289,300                988,173
Grupo Financiero GBM Atlantico, S.A. de C.V. - Class O*+ ................    742,264                127,407
Grupo Financiero Banorte, S.A. de C.V. - Class O ........................    210,000                496,351
Grupo Financiero Inbursa, S.A. de C.V. - Class O* .......................  1,666,400              1,238,959
                                                                                                -----------
                                                                                                  2,850,890
                                                                                                -----------

FOOD, BEVERAGE, AND TOBACCO - 10.08%
Fomento Economico Mexicano, S.A. de C.V. UBD* ...........................    540,100              1,814,462
Grupo Continental, S.A.* ................................................    147,800                203,497
                                                                                                -----------
                                                                                                  2,017,959
                                                                                                -----------

INDUSTRIAL CONGLOMERATES -8.68%
Alfa, S.A. - Class A ....................................................    522,100                785,462
Grupo Industrial Saltillo, S.A. de C.V. .................................    103,100                140,060
Vitro, S.A. de C.V. - Class A* ..........................................    931,900                812,616
                                                                                                -----------
                                                                                                  1,738,138
                                                                                                -----------

See Notes to the Financial Statements.

                     THE MEXICO EQUITY AND INCOME FUND, INC.

Schedule of Investments                                                                    JANUARY 31, 2003
(continued)                                                                                     (UNAUDITED)

COMMON STOCKS (CONTINUED)                                                         SHARES             VALUE
-----------------------------------------------------------------------------------------------------------
MEDIA - 2.11%
Grupo Televisa, S.A. ADR* ...............................................      9,800            $   250,586
TV Azteca, S.A. de C.V. CPO .............................................    637,000                171,317
                                                                                                -----------
                                                                                                    421,903
                                                                                                -----------
MINING - 5.26%
Grupo Mexico, S.A. - Class B* ...........................................    609,100                721,225
Industrias Penoles, S.A. de C.V.* .......................................    160,400                330,974
                                                                                                -----------
                                                                                                  1,052,199
                                                                                                -----------
RETAILING - 11.40%
Organizacion Soriana, S.A. de C.V. - Class B* ...........................     91,600                152,604
Wal-Mart de Mexico, S.A. de C.V. - Class C* .............................  1,066,425              2,130,990
                                                                                                -----------
                                                                                                  2,283,594
                                                                                                -----------
STEEL - 2.19%
Tenaris, S.A.* ..........................................................    223,766                437,488
                                                                                                -----------
TOTAL COMMON STOCKS (Cost $18,275,347)                                                           16,776,522
                                                                                                -----------

                                                                            PRINCIPAL
                                                                             AMOUNT
MEXICAN GOVERNMENT BONDS - 2.92%                                        (IN MEXICAN PESOS)
-----------------------------------------------------------------------------------------------------------
Mexican Fixed Rate Bond, 14.0000%, 01/22/2004 ...........................  4,074,200                390,848
Mexican Fixed Rate Bond, 14.5000%, 05/12/2005 ...........................  1,916,500                194,234
                                                                                                -----------
TOTAL MEXICAN GOVERNMENT BONDS (Cost $626,198)                                                      585,082
                                                                                                -----------
PROMISSORY NOTES - 9.40%
-----------------------------------------------------------------------------------------------------------
Banco de Comercio Exterior, 8.0494%, 02/06/2003 .........................  8,592,382                787,808
Banco Nacional de Obras, S.A., 8.9436%, 02/03/2003 ......................  9,008,830                826,505
Grupo Financiero Banorte, S.A de C.V., 8.8879%, 02/06/2003 ..............  2,924,000                268,061
                                                                                                -----------
TOTAL PROMISSORY NOTES (Cost $1,921,934)                                                          1,882,374
                                                                                                -----------
TREASURY OBLIGATIONS - 3.03%
-----------------------------------------------------------------------------------------------------------
Mexican Cetes, 0.0000%, 04/16/2003 ......................................  4,592,460                403,873
Mexican Cetes, 0.0000%, 08/07/2003 ......................................  2,375,460                201,987
                                                                                                -----------
TOTAL TREASURY OBLIGATIONS (Cost $655,076)                                                          605,860
                                                                                                -----------

See Notes to the Financial Statements.

                    THE MEXICO EQUITY AND INCOME FUND, INC.

                                                                                           JANUARY 31, 2003
Schedule of Investments (concluded)                                                           (UNAUDITED)
INVESTMENT COMPANIES - 1.69%                                               SHARES               VALUE
-----------------------------------------------------------------------------------------------------------
NAFTRAC* + (Cost $501,261)                                                 615,000              $   337,574
TOTAL MEXICO (Cost $21,979,816)                                                                  20,187,412
                                                                                                -----------
UNITED STATES - 0.07%
-----------------------------------------------------------------------------------------------------------

INVESTMENT COMPANIES - 0.07%
-----------------------------------------------------------------------------------------------------------

First American Treasury Obligations Fund - Class S (Cost $13,781)         13,781                     13,781
                                                                                                -----------
TOTAL UNITED STATES                                                                                  13,781
                                                                                                -----------
TOTAL INVESTMENTS (COST $21,993,597) - 100.91%                                                   20,201,193
                                                                                                -----------
OTHER LIABILITIES IN EXCESS OF ASSETS - (0.91)%                                                    (181,832)
                                                                                                -----------
TOTAL NET ASSETS - 100.00%                                                                      $20,019,361
                                                                                                ===========

FOOTNOTES AND ABBREVIATIONS
  * - Non-income producing security.
  + - At fair value as determined under the supervision of the Board of Directors.
ADR - American Depository Receipts.


See Notes to the Financial Statements.

                    THE MEXICO EQUITY AND INCOME FUND, INC.

Statement of Assets and Liabilities                                       JANUARY 31, 2003
                                                                               (UNAUDITED)
ASSETS
Investments, at value (Cost $21,993,597) ...................................   $20,201,193
Foreign currency holdings (Cost $115,819) ..................................       115,404
Interest receivable ........................................................         6,490
Prepaid expenses ...........................................................        40,290
                                                                               -----------
TOTAL ASSETS ...............................................................    20,363,377
                                                                               -----------

LIABILITIES
Payable for securities purchased ...........................................       167,347
Advisory fees payable ......................................................        13,703
Directors' fees payable ....................................................        12,686
Administration fees payable ................................................         9,327
Accrued expenses ...........................................................       140,953
                                                                               -----------
                    TOTAL LIABILITIES ......................................       344,016
                                                                               -----------
                    NET ASSETS .............................................   $20,019,361
                                                                               ===========
                    NET ASSET VALUE PER SHARE
                    ($20,019,361/2,473,504) ................................   $      8.09
                                                                               ===========

NET ASSETS CONSIST OF:
Capital stock, $0.001 par value; 2,473,504 shares outstanding
(100,000,000 shares authorized) ............................................   $     2,474
Paid-in capital ............................................................    34,603,415
Accumulated net investment loss ............................................       (92,773)
Accumulated net realized loss on investments and foreign currency ..........   (12,700,655)
Net unrealized depreciation on investments and foreign currency ............    (1,793,100)
                                                                               -----------
NET ASSETS .................................................................   $20,019,361
                                                                               ===========



See Notes to the Financial Statements.

                    THE MEXICO EQUITY AND INCOME FUND, INC.

Statement of Operations                                                     FOR THE SIX MONTHS ENDED
                                                                        JANUARY 31, 2003 (UNAUDITED)

INVESTMENT INCOME
Dividends (Net of foreign taxes withheld of $142) ..............................          $  101,946
Interest (Net of foreign taxes withheld of $3,447) .............................              89,786
                                                                                         -----------
               TOTAL INVESTMENT INCOME                                                       191,732
                                                                                         -----------
EXPENSES
Advisory fees ............................................     $   84,631
Legal fees ...............................................         40,551
Administration fees ......................................         29,942
Reports to shareholders ..................................         26,076
Directors' fees and expenses .............................         21,671
Custodian fees ...........................................         12,298
NYSE fees ................................................         11,025
Shareholder servicing fees ...............................         10,063
Audit fees ...............................................          9,286
Other expenses ...........................................         41,987
                                                              -----------

               TOTAL EXPENSES ..................................................             287,530

               LESS, EXPENSE REIMBURSEMENT BY ADVISER ..........................              (3,025)
                                                                                         -----------
               NET EXPENSES ....................................................             284,505
                                                                                         -----------
               NET INVESTMENT LOSS .............................................             (92,773)
                                                                                         -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from investments and foreign currency transactions ...........          (3,014,572)
Net change in unrealized appreciation from investments
and foreign currency transactions ..............................................           1,498,175
                                                                                         -----------
Net loss from investments and foreign currency transactions ....................          (1,516,397)
                                                                                         -----------
Net decrease in net assets resulting from operations ...........................         $(1,609,170)
                                                                                         ===========




See Notes to the Financial Statements.

                    THE MEXICO EQUITY AND INCOME FUND, INC.

Statements of Changes in Net Assets

                                                                                          FOR THE
                                                                                         SIX MONTHS             FOR THE
                                                                                           ENDED                 YEAR
                                                                                      JANUARY 31, 2003           ENDED
                                                                                         (UNAUDITED)         JULY 31, 2002
                                                                                       ------------          ------------
OPERATIONS
Net investment loss ................................................................   $    (92,773)         $    (82,360)
Net realized gain (loss) on investments and foreign
 currency transactions .............................................................     (3,014,572)            4,576,182
Net change in unrealized appreciation (depreciation) in
 value of investments and foreign currency transactions ............................      1,498,175            (2,040,371)
                                                                                       ------------          ------------
Net increase (decrease) in net assets resulting from operations ....................     (1,609,170)            2,453,451
                                                                                       ------------          ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income ..............................................................             --                    --
Net realized gains .................................................................             --                    --
                                                                                       ------------          ------------
  Decrease in net assets from distributions ........................................             --                    --
                                                                                       ------------          ------------

CAPITAL SHARE TRANSACTIONS
Shares repurchased under Tender Offer (0 and 6,122,069 shares,
 respectively) .....................................................................             --           (68,444,728)

Shares repurchased under Stock Repurchase Program ..................................             --                    --
                                                                                       ------------          ------------
  Decrease in net assets from capital share transactions ...........................             --           (68,444,728)
                                                                                       ------------          ------------
Total decrease in net assets .......................................................     (1,609,170)          (65,991,277)

NET ASSETS
Beginning of period ................................................................     21,628,531            87,619,808
                                                                                       ------------          ------------
End of period ......................................................................   $ 20,019,361          $ 21,628,531
                                                                                       ============          ============


See Notes to the Financial Statements.

                    THE MEXICO EQUITY AND INCOME FUND, INC.

Financial Highlights
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                            FOR THE SIX
                                            MONTHS ENDED   FOR THE YEAR   FOR THE YEAR  FOR THE YEAR  FOR THE YEAR    FOR THE YEAR
                                         JANUARY 31, 2003     ENDED          ENDED         ENDED          ENDED           ENDED
                                            (UNAUDITED)    JULY 31, 2002  JULY 31, 2001 JULY 31, 2000  JULY 31, 1999  JULY 31, 1998
                                           ------------   ------------   ------------   ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period .....   $   8.74        $   10.19      $   11.36      $    8.64      $   10.16      $   16.83
                                           ------------   ------------   ------------   ------------   ------------   ------------

Net investment income (loss) .............      (0.04)(1)        (0.03)(1)      (0.02)          0.03           0.22           0.23
Net realized and unrealized gains
  (losses) on investments and foreign
  currency transactions ..................      (0.61)           (1.42)         (0.64)          2.62          (0.87)         (3.34)
                                           ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) from
  investment operations ..................      (0.65)           (1.45)         (0.66)          2.65          (0.65)         (3.11)
                                           ------------   ------------   ------------   ------------   ------------   ------------
Less: Distributions
Dividends from net investment
  income .................................         --           --              (0.01)         (0.12)         --            (0.19)
Distributions from net realized
  gains ..................................         --           --              (0.60)         --             (0.93)        (3.37)
 Return of capital .......................         --           --              (0.01)         --             --            --
                                           ------------   ------------   ------------   ------------   ------------   ------------
Total dividends and distributions ........         --           --              (0.62)         (0.12)         (0.93)        (3.56)
                                           ------------   ------------   ------------   ------------   ------------   ------------
Capital share transactions
 Anti-dilutive effect of Tender Offer ....         --           --               0.09          --              0.04         --
 Anti-dilutive effect of Share
  Repurchase Program .....................         --           --               0.02           0.19           0.02         --
                                           ------------   ------------   ------------   ------------   ------------   ------------
Total capital share transactions .........         --           --               0.11           0.19           0.06         --
                                           ------------   ------------   ------------   ------------   ------------   ------------
Net asset value, end of period ........... $       8.09   $       8.74   $      10.19   $      11.36   $       8.64   $      10.16
                                           ============   ============   ============   ============   ============   ============
Per share market value, end of period .... $       7.34   $       7.95   $       9.11   $      10.69   $       7.06   $       7.75
TOTAL INVESTMENT RETURN BASED ON
 MARKET VALUE, END OF PERIOD* ............        (7.67)%^      (12.73)%        (8.64)%        53.36%          7.24%        (26.23)%


See Notes to the Financial Statements.

                     THE MEXICO EQUITY AND INCOME FUND, INC.

Financial Highlights                             (concluded)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                            FOR THE SIX
                                            MONTHS ENDED  FOR THE YEAR   FOR THE YEAR   FOR THE YEAR  FOR THE YEAR    FOR THE YEAR
                                         JANUARY 31, 2003    ENDED          ENDED         ENDED          ENDED           ENDED
                                            (UNAUDITED)   JULY 31, 2002  JULY 31, 2001  JULY 31, 2000  JULY 31, 1999  JULY 31, 1998
                                           ------------   ------------   ------------   ------------   ------------   ------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000s) .....  $     20,019   $     21,629   $     87,620   $    114,112   $     97,150   $    120,148
Ratios of expenses to average net assets:
        Before expense reimbursement ....          2.72%+         1.81%          1.90%          2.03%         1.88%           1.46%
        After expense reimbursement .....          2.69%+         1.81%          1.90%          2.03%         1.88%           1.46%
Ratios of net investment income (loss) to
  average net assets:
        Before expense reimbursement ....         (0.91)%+       (0.14)%        (0.16)%         0.27%         2.72%           1.65%
        After expense reimbursement .....         (0.88)%+       (0.14)%        (0.16)%         0.27%         2.72%           1.65%
Portfolio turnover                                85.46%        189.05%        220.85%        249.28%       163.23%          88.85%
---------------
*       Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(1)     Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent financial reporting and tax differences.
+       Annualized.
^       Not Annualized.



See Notes to the Financial Statements.

                    THE MEXICO EQUITY AND INCOME FUND, INC.

 Notes to Financial Statements                                  JANUARY 31, 2003
                                                                     (UNAUDITED)

NOTE A: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Mexico Equity and Income Fund, Inc. (the "Fund") was incorporated in Maryland on May 24, 1990, and commenced operations on August 21, 1990. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.


SIGNIFICANT ACCOUNTING POLICIES ARE AS FOLLOWS:

PORTFOLIO VALUATION. Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination of net asset value, or, if no sales price is available at that time, at the closing price last quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices, rather than the quoted closing price). Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost if their term to maturity from the date of purchase was less than 60 days, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase when acquired by the Fund was more than 60 days. Securities for which market values are not readily ascertainable, which aggregated $464,981 (2.32% of net assets) at January 31, 2003, are carried at fair value as determined in good faith by, or under the supervision of, the Board of Directors.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, including the accretion of discount and amortization of premium on investments, is recorded on an accrual basis; dividend income is recorded on the ex-dividend date or, using reasonable diligence, when known to the Fund. The collectibility of income receivable from foreign securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

                     THE MEXICO EQUITY AND INCOME FUND, INC.

                                                                JANUARY 31, 2003
Notes to Financial Statements (continued)                            (UNAUDITED)

TAX STATUS. No provision is made for U.S. Federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders that will be sufficient to relieve it from all or substantially all U.S. Federal income and excise taxes. At July 31, 2002, the Fund had capital loss carryovers of $5,218,649 expiring in July 31, 2009 and $1,363,046 expiring in 2010, which are available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code.

In accordance with U.S. Treasury regulations, the Fund elected to defer $1,907,772 of capital losses arising after October 31, 2001. Such losses are treated for tax purposes as arising on August 1, 2002.

The Fund is subject to the following withholding taxes on income from Mexican sources:

      Prior to January 1, 2002 dividends distributed by Mexican companies were subject to withholding tax at an effective rate of 7.69%. Effective January 1, 2002, the effective rate was reduced to 0.00%.

      Interest income on debt issued by the Mexican federal government is generally not subject to withholding. Withholding tax on interest from other debt obligations such as publicly traded bonds and loans by banks or insurance companies is at a rate of 4.9% under the tax treaty between Mexico and the United States.

      Gains realized from the sale or disposition of debt securities may be subject to a 4.9% withholding tax. Gains realized by the Fund from the sale or disposition of equity securities that are listed and traded on the Mexican Stock Exchange ("MSE") are exempt from Mexican withholding tax if sold through the stock exchange. Gains realized on transactions outside of the MSE may be subject to withholding at a rate of 25% (20% rate prior to January 1, 2002) of the value of the shares sold or, upon the election of the Fund, at 35% (40% rate prior to January 1, 2002) of the gain. If the Fund has owned less than 25% of the outstanding stock of the issuer of the equity securities within the 12 month period preceding the disposition, then such disposition will not be subject to capital gains taxes as provided for in the treaty to avoid double taxation between Mexico and the United States.

RECLASSIFICATION OF CAPITAL ACCOUNTS. The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2; Determination, Disclosure and Financial Statement Presentation of Income, Capital, and Return of Capital Distributions by Investment Companies. For the year ended July 31, 2002, the Fund decreased accumulated net realized loss on investments by $29,844 and paid-in capital by $112,204, due to the Fund experiencing a net investment loss during the year.

                    THE MEXICO EQUITY AND INCOME FUND, INC.

                                                                JANUARY 31, 2003
 Notes to Financial Statements (continued)                           (UNAUDITED)

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

       (i) market value of investment securities, assets and liabilities at the current Mexican peso exchange rate on the valuation date, and

       (ii) purchases and sales of investment securities, income and expenses at the Mexican peso exchange rate prevailing on the respective dates of such transactions.

The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. The Fund does isolate the effect of fluctuations in foreign currency rates, however, when determining the gain or loss upon the sale of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

The Fund reports realized foreign exchange gains and losses on all other foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for Federal income tax purposes.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in the foreign exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibilities of political or economic instability.

DISTRIBUTION OF INCOME AND GAINS. The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income, including foreign currency gains. The Fund also intends to normally distribute annually any net realized capital gains in excess of net realized capital losses (including any capital loss carryovers), except in circumstances where the Directors of the Fund determine that the decrease in the size of the Fund's assets resulting from the distribution of the gains would generally not be in the interest of the Fund's shareholders. An additional distribution may be made to the extent necessary to avoid payment of a 4% U.S. Federal excise tax.

Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with U.S. Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are

                     THE MEXICO EQUITY AND INCOME FUND, INC.

                                                                JANUARY 31, 2003
Notes to Financial Statements (continued)                            (UNAUDITED)

reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized capital gains, respectively. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of additional paid-in capital.

DISTRIBUTIONS TO SHAREHOLDERS. The tax character of distributions paid to shareholders during the periods ended January 31, 2003, July 31, 2002 and July 31, 2001 were as follows:

DISTRIBUTIONS PAID FROM              1/31/03         7/31/02        7/31/01
                                   ----------      ----------     ----------
Ordinary Income ................   $       --      $      --      $   56,489
Long-Term Capital Gain .........           --             --       5,970,812
Return of Capital ..............           --             --         138,967
                                   ----------      ----------     ----------
Total ..........................   $       --      $      --      $6,166,268
                                   ==========      ==========     ==========
As of January 31, 2003, the tax basis components of distributable earnings included in shareholders equity were as follows:

      Undistributed ordinary income ......  $    --
      Undistributed long-term gain .......       --


NOTE B: MANAGEMENT, INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES
Clemente Capital, Inc. serves as the Fund's Investment Adviser (the "Investment Adviser") under the terms of the new Investment Advisory Agreement (the "Advisory Agreement") effective January 1, 2003. Pursuant to the Advisory Agreement, the Investment Adviser makes investment decisions for the Fund and supervises the acquisition and disposition of securities by the Fund. For its services, the Investment Adviser receives a monthly fee at an annual rate of 0.80% of the Fund's average daily net assets. For the one-month ended January 31, 2003, these fees amounted to $14,214. The Investment Adviser has voluntarily agreed to reimburse the Fund for certain fees and expenses on an annual basis. These expense reimbursements may be terminated at any time. For the one-month ended January 31, 2003, the total expense reimbursements made by the Investment Adviser amounted to $510.

                    THE MEXICO EQUITY AND INCOME FUND, INC.

                                                               JANUARY 31, 2003
Notes to Financial Statements (continued)                           (UNAUDITED)

Acci Worldwide S.A. de C.V. served as the Fund's former Adviser under the terms of the former Investment Advisory Agreement (the "former Advisory Agreement"). The former Advisory Agreement was terminated by mutual consent, as approved by the Board of Directors of the Fund, as of December 31, 2002. Prior to the mutual termination of the former Advisory Agreement, the former Adviser made investment decisions for the Fund and supervised the acquisition and disposition of securities by the Fund. For its services, the former Adviser received a monthly fee at an annual rate of 0.80% of the Fund's average daily net assets. For the five months ended December 31, 2002, these fees amounted to $70,417. The former Adviser voluntarily agreed to reimburse the Fund for certain fees and expenses on an annual basis. The expense reimbursements could have been terminated at any time. For the five months ended December 31, 2002, the total expense reimbursements made by the former Adviser amounted to $2,515.

The Fund pays each of its directors who is not a director, officer or employee of the Investment Adviser, the Administrator or any affiliate thereof an annual fee of $5,000 plus $700 for each Board of Directors meeting attended in person and $100 for each special telephonic meeting attended. At the Board of Directors meeting held on December 13, 2001, Mr. Gerald Hellerman, a non-interested director, was appointed President of the Fund. For serving the Fund as President, in addition to the aforementioned Directors' fees, Mr. Hellerman will receive annual compensation in the amount of $6,000. In addition, the Fund reimburses the directors for travel and out-of-pocket expenses incurred in connection with Board of Directors' meetings.

NOTE C: TRANSACTIONS WITH AFFILIATES
Acciones y Valores de Mexico, S.A. de C.V., the parent company of the former Adviser, received total brokerage commissions from the Fund of $10,464 during the six months ended January 31, 2003.

NOTE D: PORTFOLIO ACTIVITY
Purchases and sales of securities other than short-term obligations, aggregated $15,470,508 and $15,801,249 respectively, for the six months ended January 31, 2003.

At January 31, 2003, unrealized depreciation on investment securities, for federal income tax purposes was as follows:

       Appreciation .......................................    $    404,654
       (Depreciation) .....................................      (3,394,369)
       Net unrealized depreciation on investments .........    $ (2,989,715)

                     THE MEXICO EQUITY AND INCOME FUND, INC.

                                                               JANUARY 31, 2003
Notes to Financial Statements (concluded)                           (UNAUDITED)

At January 31, 2003, the cost of investments and foreign currency for federal income tax purposes was $23,306,031. Differences between the Fund's cost basis of investments and foreign currency at January 31, 2003, for book and tax purposes, relate primarily to the deferral of losses related to wash sales.

At January 31, 2003, substantially all of the Fund's assets were invested in Mexican securities. The Mexican securities markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of securities by the Fund may be limited.

NOTE E: CAPITAL STOCK
At a meeting of the Board of Directors held on December 13, 2001, the Board of Directors approved a tender offer (the "Tender").

The Tender allowed the Fund to purchase up to 100% of each shareholder's shares of common stock, not to exceed 80% of the total outstanding shares of common stock of the Fund, for cash at a price equal to 100% of the Fund's net asset value per share as of the closing date. The Tender commenced on February 19, 2002 and expired on March 20, 2002. In connection with the Tender, the Fund purchased 6,122,069 shares of capital stock at a total cost of $68,444,728. There were no gains or losses to the Fund because the repurchase of tendered shares was executed at 100% of the Fund's NAV as calculated on the expiration date.

At a special meeting of the Board of Directors held on October 11, 1999, the Board of Directors approved a share repurchase program. Pursuant to the share repurchase program, the Fund was authorized to commence a two phase share repurchase program for up to 2,800,000 shares, or approximately 25% of the Fund's then outstanding shares of common stock, through a combination of share purchases and tender offers.

During the periods ended July 31, 2002 and January 31, 2003, the Fund made no repurchases pursuant to the program. Pursuant to the share repurchase program, during the year ended July 31, 2001, the Fund purchased 174,000 shares of capital stock in the open market at a total cost of $1,703,552. The weighted average discount of these purchases comparing the purchase price to the net asset value at the time of purchase was 9.01%. During the fiscal year ended July 31, 2000, the Fund purchased 1,199,700 shares of capital stock in the open market at a total cost of $10,573,159. The weighted average discount of these purchases comparing the purchase prices to the net asset value at the time of purchase was 16.40%.

                    THE MEXICO EQUITY AND INCOME FUND, INC.

Dividends and Distributions (unaudited)


DIVIDEND REINVESTMENT PLAN

The Fund intends to distribute to shareholders substantially all of its net investment company taxable income at least annually. Investment company taxable income, as defined in section 852 of the Internal Revenue Service Code of 1986, includes all of the Fund's taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other required adjustments. The Fund also expects to distribute annually substantially all of its net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers), except in circumstances where the Fund realizes very large capital gains and where the Directors of the Fund determine that the decrease in the size of the Fund's assets resulting from the distribution of the gains would not be in the interest of the Fund's shareholders generally.

Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), each shareholder will be deemed to have elected, unless the Plan Agent (as defined below) is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund by The Fifth Third Bank, the Fund's transfer agent, as the Plan Agent (the "Plan Agent"). Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in U.S. dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent for The Mexico Equity and Income Fund, Inc., c/o The Fifth Third Bank, ATTN: Mr. Randolph J. Stierer, Stock Transfer Department MD#10AT60, 38 Fountain Square Plaza, Cincinnati, Ohio 45202. Dividends and distributions with respect to shares of the Fund's Common Stock registered in the name of a broker-dealer or other nominee (i.e., in "street name") will be reinvested under the Plan unless the service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own shares of the Fund's Common Stock registered in street name should contact the broker or nominee for details.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, as shareholders may have elected, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; or, if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price.

                     THE MEXICO EQUITY AND INCOME FUND, INC.

If net asset value per share on the valuation date exceeds the market price per share on that date, participants in the Plan will receive shares of Common Stock from the Fund valued at market price. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncer-tified form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who participate in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions payable in either Common Stock or cash. The Plan Agent's fees for the handling or reinvestment of such dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions payable in cash.

Brokerage charges for purchasing small amounts of Common Stock for individual accounts through the Plan are expected to be less than usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commissions thus attainable. Brokerage commissions will vary based on, among other things, the broker selected to effect a particular purchase and the number of participants on whose behalf such purchase is being made.

The receipt of dividends and distributions in Common Stock under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends or distributions.

                     THE MEXICO EQUITY AND INCOME FUND, INC.

Dividends and Distributions (unaudited) (concluded)

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to participants at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, or rules or policies of a regulatory authority) only upon at least 30 days' written notice to participants. All correspondence concerning the Plan should be directed to the Plan Agent at the address above.

                    THE MEXICO EQUITY AND INCOME FUND, INC.

Results of Annual Stockholders Meeting (unaudited)

The Fund's Annual Stockholders meeting was held on February 14, 2003, at 405 Park Avenue, New York, New York 10022. As of December 30, 2002, the record date, outstanding shares of common stock ("shares") of the Fund were 2,473,504. Holders of 2,136,673 shares of the Fund were present at the meeting either in person or by proxy. These holders, as being holders of a majority of the outstanding shares of the Fund, constituted a quorum. The stockholders voted on four proposals.

The stockholders elected three Directors to the Board of Directors, approved a new Investment Advisory agreement between Clemente Capital, Inc. and the Fund, and approved the creation and registration of put warrants, which are designed to afford stockholders an opportunity to realize net asset value for their shares. The stockholders also ratified the selection of Tait, Weller & Baker as the Fund's independent auditor for the fiscal year ending July 31, 2003.

The following table provides information concerning the matters voted on at the meeting:

I. ELECTION OF DIRECTORS

      NOMINEE                             FOR                 WITHHELD
      Glenn Goodstein                     2,015,470           121,203
      Phillip Goldstein                   2,016,023           120,650
      Leopoldo M. Clemente, Jr.           2,019,996           116,677

II. APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT BETWEEN CLEMENTE CAPITAL, INC. AND THE FUND

      VOTES FOR     VOTES AGAINST      VOTES ABSTAINED       BROKER NON-VOTES
      1,993,353     96,489             46,831                2

III. ADOPTION OF A PROPOSAL TO APPROVE THE CREATION, ISSUANCE AND REGISTRATION OF PUT WARRANTS, WHICH ARE DESIGNED TO AFFORD
      STOCKHOLDERS THE OPPORTUNITY TO REALIZE NET ASSET VALUE FOR THEIR
      SHARES

      VOTES FOR     VOTES AGAINST      VOTES ABSTAINED       BROKER NON-VOTES
      724,401       169,275            79,677                1,163,322

IV. RATIFICATION OF THE SELECTION OF TAIT, WELLER & BAKER AS THE FUND'S INDEPENDENT AUDITOR

      VOTES FOR     VOTES AGAINST      VOTES ABSTAINED       BROKER NON-VOTES
      2,033,955     59,381             43,339                0

                                                           The Mexico Equity
                                                           and Income Fund, Inc.
THE MEXICO EQUITY
AND INCOME FUND, INC.
                                                           Semi-Annual Report
INVESTMENT ADVISER:
                                                           January 31, 2003
Clemente Capital, Inc.
Carnegie Hall Tower
152 West 57th Street
25th Floor
New York, NY 10019

INDEPENDENT AUDITOR:
Tait, Weller & Baker
8 Penn Center Plaza, Suite 800
Philadelphia, PA 19103

ADMINISTRATOR AND FUND
ACCOUNTANT:
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

TRANSFER AGENT AND REGISTRAR:
The Fifth Third Bank
Attn: Corporate Trust Services
38 Fountain Square Plaza
Cincinnati, OH 45202

CUSTODIANS:
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, OH 45202

Deutsche Bank Trust Company
100 Plaza One, JCY03-0301
Jersey City, NJ 07311